SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 27, 2003


                               Eagle Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


       Maryland                         0-25923                      52-2061461
(State or other jurisdiction    (Commission file number)           (IRS Employer
   of incorporation)                                                   Number)


                 7815 Woodmont Avenue, Bethesda, Maryland 20814
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 301.986.1800

Item 5.  Other Items
Item 9.  Regulation FD Disclosure

         Eagle Bancorp, Inc. (the "Company") announced the resignation of H. L. Ward from his position as President of its primary subsidiary, EagleBank effective on October 27, 2003.

         Ronald D. Paul, President, Chief Executive Officer and Vice Chairman of the Company and Chairman of EagleBank will step in as Interim President of EagleBank pending identification of a permanent replacement.


                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EAGLE BANCORP, INC.



                                   By:  /s/ Ronald D. Paul
                                      Ronald D. Paul, President, Chief Executive
                                      Officer

Dated: October 27, 2003